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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Childtime Learning Centers, Inc. (the "Company") on Form 10-K for the period ended April 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank
M. Jerneycic, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Frank M. Jerneycic
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Frank M. Jerneycic, Chief Financial Officer
and Treasurer
June 30, 2004